MAMSI
Your Life.  Our Mission          NEWS
FOR IMMEDIATE RELEASE            For more information:
November 5, 2003                 Deborah Robinson, Public Relations 301-545-5256
                                 Paul Dillon, Investor Relations 301-294-3702

                     MAMSI Announces Third Quarter Earnings

Rockville, Md. -- Mid Atlantic Medical Services, Inc. (MAMSI) (MME-NYSE), one of the mid-Atlantic region's largest health services companies, announced third quarter earnings today. The Company reported diluted earnings per share of $1.10 for the third quarter of 2003 compared to $0.54 in the third quarter of 2002.

"Quarter over quarter, we have produced strong, reliable earnings growth," remarked Mark D. Groban, M.D., Chairman of the Board. "As we move forward with the definitive agreement to merge with UnitedHealthcare, we remain focused on delivering outstanding customer service and working collaboratively with our physician partners to continue to bring access to quality health care in the mid-Atlantic region."

     The Selected Income Statement Information below summarizes the Company's third quarter performance:


-----------------------------------------------------------------------------------------------
                      Selected Income Statement Information
                 (In thousands except share amounts, unaudited)
-----------------------------------------------------------------------------------------------

                                          3 Q 03        3 Q 02       YTD 2003        YTD 2002


Revenue                                  $670,021       $595,467     $2,007,543     $1,720,893
Expenses                                 $599,548       $561,830     $1,825,682     $1,632,318
Income Before Taxes                       $70,473        $33,637       $181,681        $88,575
Net Income                                $46,154        $22,523       $119,391        $59,799
Basic Earnings per Common Share             $1.16          $0.57          $3.05          $1.53
Weighted Average Shares Outstanding    39,670,327     39,318,030     39,154,160     39,201,813
Diluted Earnings per Common Share           $1.10          $0.54          $2.88          $1.43
Weighted Average Shares Outstanding    41,829,519     41,648,826     41,409,063     41,826,407
------------------------------------------------------------------------------------------------

For the three months ended September 30, 2003, net income increased $23,631,000 or 104.9 percent over the three months ended September 30, 2002. The third quarter of 2003 diluted earnings per share increased $0.56 or 103.7 percent over the third quarter of 2002, from $0.54 in 2002 to $1.10 in 2003.

Third quarter 2003 health premiums totaled $652,588,000, an increase of $74,688,000 or 12.9 percent over the third quarter of 2002. Health premiums for the third quarter of 2003 were up 11.7 percent on a per member per month basis over the third quarter of 2002 and totaled $218.58. Medical and dental expenses incurred in the third quarter of 2003 totaled $524,794,000, an increase of $32,392,000 or 6.6 percent over the third quarter of 2002. Medical and dental



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expenses  incurred  in the third  quarter  of 2003 were up 5.5  percent on a per member per month basis over the third quarter of 2002 and totaled $175.77. The medical care ratio for the third quarter of 2003 was 80.4 percent, a 480 basis point improvement over the medical care ratio for the third quarter of 2002. Administrative expenses totaled $68,743,000 in the third quarter of 2003 and were 10.3 percent of revenue. This compares with 10.5 percent of revenue for the third quarter of 2002.

For the nine months ended September 30, 2003, net income increased $59,592,000 or 99.7 percent over the nine months ended September 30, 2002, and diluted earnings per share increased $1.45 or 101.4 percent. On a per member per month basis, health premiums were up 12.5 percent for the nine months ended September 30, 2003 over the same period in 2002. For the nine months ended September 30, 2003, on a per member per month basis, medical and dental expenses were up 7.9 percent over the same period in 2002. The medical care ratio for the nine months ended September 30, 2003, was 81.9 percent, compared with the medical care ratio of 85.5 percent for the same period in 2002, a 360 basis point improvement. Administrative expenses were 10.3 percent of revenue for the first nine months of 2003 compared with 10.7 percent of revenue for the first nine months of 2002.

Membership in all of MAMSI's subsidiaries was 1,978,800 covered lives as of September 30, 2003. Membership by product is as follows:


--------------------------------------------------------------------------------
                                                        Increase/     Percentage
          Product           9/30/03       12/31/02      (Decrease)       Change

Commercial*                 997,200        999,900       (2,700)          (.3)%
ASO                           9,500          8,600          900           10.5%
                          ---------      ---------       -------
Subtotal                  1,006,700      1,008,500       (1,800)          (.2)%
PPO                         972,100        968,400        3,700             .4%
                          ---------      ---------       -------
Total                     1,978,800      1,976,900        1,900             .1%
                          =========      =========       =======
--------------------------------------------------------------------------------

* Includes indemnity members.

Since September 30, 2002, 6,500 net new commercial members have joined MAMSI's health plans, a 0.7 percent increase in year-over-year membership. Membership growth by product line since September 30, 2002 is as follows:


--------------------------------------------------------------------------------
                                                        Increase/     Percentage
          Product           9/30/03        9/30/02     (Decrease)       Change

Commercial*                 997,200        990,700        6,500             .7%
ASO                           9,500          8,600          900           10.5%
                          ---------      ---------       -------
Subtotal                  1,006,700        999,300        7,400             .7%
PPO                         972,100        970,000        2,100             .2%
                          ---------      ---------       -------
Total                     1,978,800      1,969,300        9,500             .5%
                          =========      =========       =======
--------------------------------------------------------------------------------

* Includes indemnity members.

"Our dedicated employees' long-standing attention to details and commitment to excellence continue to help us meet the needs of our members and employer groups and earn their loyalty," said Thomas P. Barbera, President and CEO.


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In other news,  UnitedHealth  Group and MAMSI announced on October 27, 2003 that the companies signed a definitive agreement under which UnitedHealthcare, a division of UnitedHealth Group, will merge with MAMSI.

The Company will host a conference call and Web cast on Thursday, November 6, 2003 at 11 a.m. Eastern Standard Time to discuss the third quarter results. To listen to the call, please dial 703-464-5614 (pass code 6431126) or to listen to the Web cast, log on to www.mamsi.com. A replay service is available until midnight November 13, 2003 by calling 703-925-2533 (pass code 6431126).

MAMSI's   subsidiaries   operate  in   Maryland,   Virginia,   North   Carolina,
Pennsylvania, West Virginia, Delaware and Washington, D.C. For more information, visit www.mamsi.com.

Safe Harbor  Statement  under the Private  Securities  Litigation  Reform Act of
1995:  All  forward-looking  information  contained  in this release is based on
management's   current  knowledge  of  factors,  all  with  inherent  risks  and uncertainties,  affecting  MAMSI's  business.  MAMSI's actual results may differ materially if these assumptions prove invalid.  Significant risk factors,  while not  all-inclusive,  are: the possibility of increasing price competition in the
Company's service area; the effect of a weak economy on the Company;  the effect on the Company due to the acts of  terrorism  and the threat of future  attacks;
the possibility that the Company is not able to increase its market share at the anticipated premium rates; the possibility of increased litigation,  legislation or regulation  (such as the numerous class action  lawsuits that have been filed against  managed care companies and the pending  initiatives to increase  health care  regulation)  that might have the  potential for  increased  costs,  and/or increased  regulation  of rates  which  might  have the  potential  to  decrease revenue;  the inability to predict and control medical expenses due to increased
utilization   by  the   Company's   membership,   increased   practitioner   and
pharmaceutical  costs, federal or state mandates that increase benefits or limit the Company's oversight ability, the ultimate accuracy of the Company's estimate of the  liability  for incurred  but not  reported  claims,  the  potential  for disputes  under its  risk-sharing  arrangements,  and the  Company's  ability to maintain and renew these  arrangements;  and the possibility that the Company is not able to negotiate  new or renewal  contracts  with  appropriate  physicians,
other  health  care  practitioners,   hospitals  and  facilities.  The  list  of
significant  risk factors is not intended to be  exhaustive.  There may be other risk factors that would preclude the Company from realizing the predictions made in the  forward-looking  statements.  While the Company may periodically  update this  discussion of risk  factors,  the Company does not undertake to update any forward-looking  statement that may be made by or on behalf of the Company prior to its next required filing with the Securities and Exchange Commission.









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

                                           Mid Atlantic Medical Services, Inc.
                                           In 000's Except PMPM and Per Share
                                                        Unaudited


                                                Quarter Ended     Quarter Ended    Quarter Ended
                                                  9/30/2003         9/30/2002        6/30/2003
                                              ------------------ ---------------- ----------------

Member Months                                         2,985,635        2,954,348        3,011,890
Member Months - ASO                                      28,656           25,850           28,805

Health Premium                                        $ 652,588        $ 577,900        $ 654,457
    PMPM                                              $  218.58        $  195.61        $  217.29
Fee and Other                                             5,849            5,210            5,992
Life and Short-Term Disability                            2,215            2,297            2,434
Home Health Services                                      4,867            6,146            6,086
Investment                                                4,502            3,914            4,177
Total Revenue                                           670,021          595,467          673,146

Medical Expense                                         524,794          492,402          537,473
    PMPM                                              $  175.77        $  166.67        $  178.45
    Medical Care Ratio                                    80.4%            85.2%            82.1%
Life and Short-Term Disability                            1,019            1,114              871
Home Health Costs                                         4,992            5,798            5,673
Administrative                                           68,743           62,516           69,787
    Administrative Expense Ratio                          10.3%            10.5%            10.4%

Income Before Tax                                        70,473           33,637           59,342
Tax Provision                                            24,319           11,114           20,260
    Effective Tax Rate                                    34.5%            33.0%            34.1%

Net Income                                            $  46,154        $  22,523        $  39,082

Basic EPS                                              $   1.16         $   0.57         $   1.00
Weighted Average Shares                                  39,670           39,318           39,138

Diluted EPS                                            $   1.10         $   0.54         $   0.94
Weighted Average Shares                                  41,830           41,649           41,629

Net Margin                                                 6.9%             3.8%             5.8%

Claims Payable at End of Period                       $ 340,255        $ 321,900        $ 352,051











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


                       Mid Atlantic Medical Services, Inc.
                       In 000's Except PMPM and Per Share
                                    Unaudited

                                                 Nine Months     Nine Months
                                                   Ended           Ended
                                                 9/30/2003       9/30/2002
                                              ---------------- ---------------

Member Months                                       9,044,571       8,703,561
Member Months - ASO                                    86,602          77,853

Health Premium                                    $ 1,953,546     $ 1,670,525
    PMPM                                            $  215.99       $  191.94
Fee and Other                                          17,714          16,500
Life and Short-Term Disability                          6,989           6,699
Home Health Services                                   16,608          16,366
Investment                                             12,686          10,803
Total Revenue                                       2,007,543       1,720,893

Medical Expense                                     1,600,703       1,428,167
    PMPM                                            $  176.98       $  164.09
    Medical Care Ratio                                  81.9%           85.5%
Life and Short-Term Disability                          3,021           2,865
Home Health Costs                                      16,319          16,535
Administrative                                        205,819         184,751
    Administrative Expense Ratio                        10.3%           10.7%

Income Before Tax                                     181,681          88,575

Tax Provision                                          62,290          28,776
    Effective Tax Rate                                  34.3%           32.5%

Net Income                                          $ 119,391       $  59,799


Basic EPS                                            $   3.05       $    1.53
Weighted Average Shares                                39,154          39,202

Diluted EPS                                          $   2.88        $   1.43
Weighted Average Shares                                41,409          41,826

Net Margin                                               5.9%            3.5%

Claims Payable at End of Period                     $ 340,255       $ 321,900








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                                         Components of Claims Payable
                                at September 30 are as Follows (in thousands):
                                                  Unaudited


                                      September 30,         September 30,
                                          2003                   2002
                                  -------------------   ---------------------

Reserve for incurred but
  not reported claims              $     267,586             $    270,337

Claims received, not yet
  paid and other items                    72,669                   51,563

                                  --------------------  ---------------------

Total claims payable               $     340,255              $   321,900
                                  ====================  =====================

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


                   Components of the Change in Claims Payable
                 for each Year to Date Dates of Service ("DOS")
                      (in thousands except for percentages)
                                    Unaudited

For the Nine Months Ended                                          Life &                                 2003            2002 &
September 30, 2003:                              Medical             STD              Total                DOS           Prior DOS
                                            ----------------- ---------------- ------------------    ----------------- -------------

Beginning of the year                          $  295,721       $    1,583         $  297,304        $           -     $   297,304

Components of medical expense:

  Estimated cost incurred                       1,660,641            3,021          1,663,662            1,663,662              -

  Estimated redundancy                            (59,938)               -           (59,938)                    -         (59,938)
                                            ------------------ ---------------- ------------------    --------------- -------------
                                                1,600,703            3,021          1,603,724            1,663,662         (59,938)

Payments for medical expense                   (1,557,535)          (3,238)        (1,560,773)          (1,327,957)       (232,816)
                                            ------------------ ---------------- ------------------    --------------- -------------

End of the period                              $  338,889        $   1,366         $  340,255        $     335,705      $    4,550
                                            ================== ================ ==================    =============== =============


Prior period redundancy as a percentage
 of current period medical expense                      3.74%



For the Nine Months Ended                                          Life &                                 2003            2002 &
September 30, 2003:                              Medical             STD              Total                DOS           Prior DOS
                                            ----------------- ---------------- ------------------    ----------------- -------------

Beginning of the year                           $  238,814        $   1,310        $  240,124         $          -       $  240,124

Components of medical expense:

  Estimated cost incurred                        1,461,303            2,865         1,464,168            1,464,168                -
  Estimated redundancy                             (33,136)               -           (33,136)                   -          (33,136)
                                             ------------------ ---------------- ------------------    --------------- -------------
                                                 1,428,167            2,865         1,431,032            1,464,168          (33,136)

Payments for medical expense                    (1,346,421)          (2,835)       (1,349,256)          (1,149,825)        (199,431)
                                             ------------------ ---------------- ------------------    --------------- -------------

End of the period                           $      320,560        $   1,340         $ 321,900         $    314,343       $    7,557
                                             ================== ================ ==================    =============== =============

Prior period redundancy as a percentage
 of current period medical expense                      2.32%









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